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                                                                   EXHIBIT 10.62


                            SUPPLEMENTAL INDENTURE


          SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of December, 1, 1997 between DCM, Inc. (the "New Subsidiary Guarantor"), a Subsidiary of Kevco, Inc., a Texas corporation (the "Company"), and United States Trust Company of New York, as trustee under the indenture referred to below (the "Trustee"). Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Indenture (as defined below).

                             W I T N E S S E T H:

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture (the "Indenture"), dated as of December 1, 1997, providing for the issuance of an aggregate principal amount of $105,000,000 of 10 3/8% Senior Subordinated Notes due 2007 (the "Notes");

          WHEREAS, Section 10.09 of the Indenture provides that under certain circumstances the Company may cause certain of its Subsidiaries to execute and deliver to the Trustee a supplemental indenture pursuant to which such Subsidiaries shall unconditionally Guarantee all of the Company's obligations under the Indenture and the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein; and

          WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of Notes as follows:

          1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Indenture.

          2. INDENTURE PROVISION PURSUANT TO WHICH SUBSIDIARY GUARANTEE IS GIVEN. This Supplemental Indenture is being executed and delivered pursuant to
Section 10.09 of the Indenture.

          3. AGREEMENT TO GUARANTEE. The New Subsidiary Guarantor hereby agrees, jointly and severally with all other Subsidiary Guarantors, to irrevocably and unconditionally guarantees that (i) the principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes shall be duly and punctually paid in full when due, whether at stated maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer, pursuant to the Escrow Agreement or otherwise, and interest on overdue principal, premium, if any, (to the extent permitted by law) interest on any interest, if any, and Liquidated Damages, if any, on the Notes and
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all other obligations of the Company to Holders of Notes or the Trustee under the Indenture or under the Notes (including fees, expenses or otherwise) will be promptly paid in full or performed, all in accordance with the terms thereof,
(ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer, pursuant to the Escrow Agreement or otherwise and (iii) the prompt payment of any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder of Notes in enforcing any rights under the Indenture or under the Notes, on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture applicable to a Restricted Subsidiary and/or Subsidiary Guarantor thereunder.

          4.      EXECUTION AND DELIVERY OF SUBSIDIARY GUARANTEES

          (a) To evidence its Subsidiary Guarantee, the New Subsidiary Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form set forth in Exhibit A to the Indenture shall be endorsed by an officer of such New Subsidiary Guarantor on each Note authenticated and delivered by the Trustee after the date hereof.

          (b) Notwithstanding the foregoing, the New Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Subsidiary Guarantee.

          (c) If an officer whose signature is on this Supplemental Indenture or on the notation of the Subsidiary Guaranty no longer holds that office at the time the Trustee authenticates the Note on which a Subsidiary Guarantee is endorsed, the Subsidiary Guarantee shall be valid nevertheless.

          (d) The New Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee shall be unconditional, regardless of the validity, regularity or enforceability of the Notes or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of Notes with respect to any provisions hereof or thereof, the recovery of any judgement against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

          (e) The New Subsidiary Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Indenture or its Subsidiary Guarantee; and the New Subsidiary Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not

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hinder, delay or impede the execution of any power granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          5. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or any Subsidiary Guarantor under the Notes, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes and the Subsidiary Guarantees.

          6. NEW YORK LAW TO GOVERN. The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture.

          7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not effect the construction hereof.

          9. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the correctness of the recitals of fact contained herein, all of which recitals are made solely by the New Subsidiary Guarantor.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.


Dated:  December 1, 1997                DCM, INC.


                                        By:     /s/ ELLIS L. MCKINLEY, JR.
                                           -------------------------------------
                                        Name:       Ellis L. McKinley, Jr.
                                             -----------------------------------
                                        Title:      Vice President
                                              ----------------------------------

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Dated:  December 1, 1997                UNITED STATES TRUST COMPANY OF
                                               NEW YORK, as Trustee


                                        By:     /s/  G. E. GANEY
                                           -------------------------------------
                                        Name:        Gerard E. Ganey
                                             -----------------------------------
                                        Title:       Senior Vice President
                                              ----------------------------------

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